Rule 10F-3 Transactions	3Q2017
Name of Investment Adviser/Sub-Adviser:	JPMorgan Investment Management Inc.
Name of Fund:	LVIP JPMorgan High Yield Bond Fund

	13a (1)	13a (2)	13a (3)	13a (4)	13a (5)	13b	13b(2)	13c	13d	13e	13f(1)	13g	13h	Certification
Issuer (Company Name)	Registered Public Offering?	Government Securities?	Municipal Securities?	Foreign Offerings?	Rule 144A Offering?	Purchase price <= Offering price?	Purchase On/Before 4th Day Preceding Rights Offering Terminates?	Firm Commitment Underwriting ?	Fair Commission, spread or profit?	Company Operational for 3 Years?	Fund’s Purchase Represents Less Than 25% of Total Offering?	No Affilated Underwirter was a Benficiary of the Sale	Information Timely Supplied for NSAR Reports?	Purchase Complied with Trust’s 10f-3 Procedures?
AMC Networks Inc (AMCX 4.75% August 1, 2025)	Yes	No	No	No	No	Yes	N/A	Yes	Yes	Yes	Yes	Yes	Yes	Yes
CD&R Waterworks Merger Sub LLC (HDSUMA 6.125% August 15, 2025 144A)	No	No	No	No	Yes	Yes	N/A	Yes	Yes	Yes	Yes	Yes	Yes	Yes
M/I Homes Inc (MHO 5.625% August 1, 2025 144A)	No	No	No	No	Yes	Yes	N/A	Yes	Yes	Yes	Yes	Yes	Yes	Yes
United Rentals North America Inc. (URI 4.875% January 15, 2028)	Yes	No	No	No	No	Yes	N/A	Yes	Yes	Yes	Yes	Yes	Yes	Yes
Ashtead Capital Inc. (AHTLN 4.125% August 15, 2025 144A)	No	No	No	No	Yes	Yes	N/A	Yes	Yes	Yes	Yes	Yes	Yes	Yes
Ashtead Capital Inc. (AHTLN 4.375% August 15, 2027 144A)	No	No	No	No	Yes	Yes	N/A	Yes	Yes	Yes	Yes	Yes	Yes	Yes
Sirius XM Radio Inc (SIRI 5.00% August 1, 2027 144A)	No	No	No	No	Yes	Yes	N/A	Yes	Yes	Yes	Yes	Yes	Yes	Yes
Valvoline Inc (VVV 4.375% August 15, 2025 144A)	No	No	No	No	Yes	Yes	N/A	Yes	Yes	Yes	Yes	Yes	Yes	Yes
West Street Merger Sub (PRXL 6.375% September 1, 2025 144A)	No	No	No	No	Yes	Yes	N/A	Yes	Yes	Yes	Yes	Yes	Yes	Yes
Diamond Offshore Drilling (DO 7.875% August 15, 2025)	Yes	No	No	No	No	Yes	N/A	Yes	Yes	Yes	Yes	Yes	Yes	Yes
Allison Transmission Inc (ALSN 4.75% October 1, 2027 144A)	No	No	No	No	Yes	Yes	N/A	Yes	Yes	Yes	Yes	Yes	Yes	Yes
Cheniere Energy Partners (CQP 5.25% October 1, 2025 144A)	No	No	No	No	Yes	Yes	N/A	Yes	Yes	Yes	Yes	Yes	Yes	Yes
Chesapeake Energy Corporation (CHK 8.00% June 15, 2027 144A)	No	No	No	No	Yes	Yes	N/A	Yes	Yes	Yes	Yes	Yes	Yes	Yes
Chesapeake Energy Corporation (CHK 8.00% January 15, 2025 144A)	No	No	No	No	Yes	Yes	N/A	Yes	Yes	Yes	Yes	Yes	Yes	Yes
Eldorado Resorts Inc (ERI 6.00% April 1, 2025)	Yes	No	No	No	No	Yes	N/A	Yes	Yes	Yes	Yes	Yes	Yes	Yes
Iron Mountain Inc (IRM 4.875% September 15, 2027 144A)	No	No	No	No	Yes	Yes	N/A	Yes	Yes	Yes	Yes	Yes	Yes	Yes
Ladder Capital Finance Holdings LLLP and Ladder Capital Finance Corporation (LADCAP 5.25% October 1, 2025 144A)	No	No	No	No	Yes	Yes	N/A	Yes	Yes	Yes	Yes	Yes	Yes	Yes
LPL Holdings Inc (LPLA 5.75% September 15, 2025 144A)	No	No	No	No	Yes	Yes	N/A	Yes	Yes	Yes	Yes	Yes	Yes	Yes
Mattamy Group Corporation (MATHOM 6.50% October 1, 2025 144A)	No	No	No	No	Yes	Yes	N/A	Yes	Yes	Yes	Yes	Yes	Yes	Yes
NextEra Energy Operating Partners, LP (NEP 4.50% September 15, 2027 144A)	No	No	No	No	Yes	Yes	N/A	Yes	Yes	Yes	Yes	Yes	Yes	Yes
NextEra Energy Operating Partners, LP (NEP 4.25% September 15, 2024 144A)	No	No	No	No	Yes	Yes	N/A	Yes	Yes	Yes	Yes	Yes	Yes	Yes
SBA Communications Corporation (SBAC 4.00% October 1, 2022 144A)	No	No	No	No	Yes	Yes	N/A	Yes	Yes	Yes	Yes	Yes	Yes	Yes
Seven Generations Energy Ltd. (VIICN 5.375% September 30, 2025 144A)	No	No	No	No	Yes	Yes	N/A	Yes	Yes	Yes	Yes	Yes	Yes	Yes
Station Casinos LLC (STACAS 5.00% October 1, 2025 144A)	No	No	No	No	Yes	Yes	N/A	Yes	Yes	Yes	Yes	Yes	Yes	Yes
TriMas Corporation (TRS 4.875% October 15, 2025 144A)	No	No	No	No	Yes	Yes	N/A	Yes	Yes	Yes	Yes	Yes	Yes	Yes
TTM Technologies Inc (TTMI 5.625% October 1, 2025 144A)	No	No	No	No	Yes	Yes	N/A	Yes	Yes	Yes	Yes	Yes	Yes	Yes
United Continental Holdings, Inc. (UAL 4.25% October 1, 2022)	Yes	No	No	No	No	Yes	N/A	Yes	Yes	Yes	Yes	Yes	Yes	Yes
United Rentals North America, Inc. (URI 4.625% October 15, 2025)	Yes	No	No	No	No	Yes	N/A	Yes	Yes	Yes	Yes	Yes	Yes	Yes
United Rentals North America, Inc. (URI 4.875% January 15, 2028)	Yes	No	No	No	No	Yes	N/A	Yes	Yes	Yes	Yes	Yes	Yes	Yes
ViaSat, Inc. (VSAT 5.625% September 15, 2025 144A)	No	No	No	No	Yes	Yes	N/A	Yes	Yes	Yes	Yes	Yes	Yes	Yes
Viking Cruises Ltd (VIKCRU 5.875% September 15, 2027 144A)	No	No	No	No	Yes	Yes	N/A	Yes	Yes	Yes	Yes	Yes	Yes	Yes

Rule 10F-3 Transactions	3Q2017
Name of Investment Adviser/Sub-Adviser:	JPMorgan Investment Management Inc.
Name of Fund:	LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund

	13a (1)	13a (2)	13a (3)	13a (4)	13a (5)	13b	13b(2)	13c	13d	13e	13f(1)	13g	13h	Certification
Issuer (Company Name)	Registered Public Offering?	Government Securities?	Municipal Securities?	Foreign Offerings?	Rule 144A Offering?	Purchase price <= Offering price?	Purchase On/Before 4th Day Preceding Rights Offering Terminates?	Firm Commitment Underwriting ?	Fair Commission, spread or profit?	Company Operational for 3 Years?	Fund’s Purchase Represents Less Than 25% of Total Offering?	No Affilated Underwirter was a Benficiary of the Sale	Information Timely Supplied for NSAR Reports?	Purchase Complied with Trust’s 10f-3 Procedures?
none for 3Q2017

Rule 10F-3 Transactions	3Q2017
Name of Investment Adviser/Sub-Adviser:	JPMorgan Investment Management Inc.
Name of Fund:	LVIP JPMorgan Retirement Income Fund

	13a (1)	13a (2)	13a (3)	13a (4)	13a (5)	13b	13b(2)	13c	13d	13e	13f(1)	13g	13h	Certification
Issuer (Company Name)	Registered Public Offering?	Government Securities?	Municipal Securities?	Foreign Offerings?	Rule 144A Offering?	Purchase price <= Offering price?	Purchase On/Before 4th Day Preceding Rights Offering Terminates?	Firm Commitment Underwriting ?	Fair Commission, spread or profit?	Company Operational for 3 Years?	Fund’s Purchase Represents Less Than 25% of Total Offering?	No Affilated Underwirter was a Benficiary of the Sale	Information Timely Supplied for NSAR Reports?	Purchase Complied with Trust’s 10f-3 Procedures?
Drive Auto Receivables Trust 2017-2 B (DRIVE 2017-2 B 2.25% June 15, 2021)	Yes	No	No	No	No	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
World Financial Network Credit Card Master Note Trust 2017-B A (WFNMT 2017-B A 1.98% June 15, 2023)	Yes	No	No	No	No	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes